                                                                    EXHIBIT 10.1



                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement"), is being entered into this 28th day of January, 2004, by and between CAPITAL GROWTH SYSTEMS, INC., a Florida corporation ("Parent"), NEXVU MERGERSUB, LLC, a Delaware limited liability company and wholly owned subsidiary of the Parent ("MergerSub"), NEXVU TECHNOLOGIES, L.L.C., a Delaware limited liability company (the "Company" or "Nexvu") and LASALLE NEXVU MANAGER, LLC, the manager of the Company (the "Manager").

                                    RECITALS

         A. The Company is in need of additional working capital to fund the operation and expansion of its business.

         B. Parent desires to invest up to Seven Million and No/100 Dollars ($7,000,000.00) to fund the anticipated growth of the Company's business (the "Financing"), subject to the terms of Article V hereof. Parent is authorized to issue up to 20,000,000 shares of $0.00001 per value per share common stock (the "Parent Common Stock").

         C. Parent is a shell company, registered under the Exchange Act of 1934 (the "1934 Act"), which currently has no operations, and Parent intends to raise up to $7,000,000 by offering and selling new shares of its common stock ("New Investor Parent Common Stock"), subject to the terms of Article V hereof, in a private offering at $1.35 per share to be followed by a registration of the New Investor Parent Common Stock for resale pursuant to the Securities Act of 1933 as amended (the "1933 Act").

         D. As of the date of this Agreement, Company has accepted $3,000,000 of capital contributions from its Class B Interest holders (inclusive of conversion of $1,175,000 of bridge loan principal amount) and has outstanding an additional $550,000 of bridge loans (the bridge loans outstanding from time to time constituting the "Bridge Loans") and over-subscriptions for an additional $59,443.80 of Class B Interests the funds for which have been deposited by the Company, but which oversubscriptions it has not accepted for issuance of equity in the Company (the "Oversubscriptions").

         E. As a condition of the Financing, Parent is requiring that it acquire one hundred percent (100%) ownership of the Company simultaneous with giving effect to the transactions contemplated hereby and also effect the conversion of the Bridge Loans to the Company by the issuance of additional Parent stock to the bridge lenders named therein in accordance with the form of Conversion Agreement attached hereto as Exhibit A as well as the application of those Oversubscriptions and/or Oversubscription Warrants to the Company toward additional purchases of Parent stock as provided herein.

         F. The Manager of the Company and the Company each believes that the Financing is in the best interest of the Company and all of its the members.

         G. To effect the Financing, the Company will merge with and into MergerSub, with the Company being the Surviving Company, and pursuant to the merger, each Member's membership interest in the Company (each a "Membership Interest" and collectively the "Membership Interests"), as such interests exist under and pursuant to the terms of that certain Second Amended and Restated Limited Liability Company Agreement, will be converted into shares of Parent Common Stock, all as provided herein.

         H. The merger is intended to qualify as a tax-free reorganization pursuant to Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

         I. The board of directors of the Parent and the Company by its Manager have approved the merger contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

                                   ARTICLE I

                                   THE MERGER

         1.1 MERGER. UPON AND SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT AND IN ACCORDANCE WITH THE DELAWARE LIMITED LIABILITY COMPANY ACT, AS AMENDED (THE "ACT"), THE COMPANY SHALL BE MERGED WITH AND INTO MERGERSUB (THE "MERGER"). FOLLOWING THE MERGER, THE COMPANY SHALL CONTINUE TO EXIST AS THE SURVIVING COMPANY (SOMETIMES REFERRED TO AS THE "SURVIVING COMPANY") AND THE SEPARATE EXISTENCE OF MERGERSUB SHALL CEASE. MANAGER AND COMPANY SHALL TAKE STEPS AS NECESSARY TO CAUSE MANAGER TO WITHDRAW AS THE MANAGER OF SURVIVING COMPANY SIMULTANEOUS WITH OR AS QUICKLY AS PRACTICABLE FOLLOWING THE MERGER, WITH THE PARENT OR SUCH OTHER ENTITY AS IT SHALL DESIGNATE TO SERVE AS SUCCESSOR MANAGER OF THE SURVIVING COMPANY.

         1.2 FILING AND EFFECTIVE TIME. IMMEDIATELY PRIOR TO THE CLOSING OF THE FINANCING THE COMPANY AND MERGERSUB SHALL EXECUTE AND FILE WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE THE CERTIFICATE OF MERGER, APPROPRIATELY COMPLETED AND EXECUTED IN ACCORDANCE WITH SECTION 18-209(c) THE ACT. THE MERGER SHALL BECOME EFFECTIVE (THE "EFFECTIVE TIME") UPON FILING WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE, IN ACCORDANCE WITH SECTION 18-209(d) OF THE ACT.

         1.3 EFFECTS OF THE MERGER. THE MERGER SHALL HAVE THE EFFECTS SET FORTH IN SECTION 18-209(e) (f) AND (g) OF THE ACT. IN ADDITION:

                  (a) The Second Amended and Restated Limited Liability Company Agreement of the Company dated as of June 27, 2003 (the "Limited Liability Company Agreement") as in effect at the Effective Time shall be the limited liability company agreement of the Surviving Company with the following amendments and modifications, which are hereby made pursuant to the provisions of Section 18-209(f) of the Act:

                           (1) Effective as of the Effective Time, the sole Member of the Company shall be Capital Growth Systems, Inc. a Florida corporation (the "Parent"). From and after the Effective Time, no person other than Parent shall have any interest in the Company, whether as a Member, Assignee, Holder, warrant holder or otherwise and all rights to Distributions of Capital Item Proceeds, Net Cash Flow, or otherwise and all allocations of Profits and Losses and other tax attributes of the Company shall be made entirely to the Parent;

                           (2) Effective as of the Effective Time, the Company shall no longer have different classes of Membership Interests. Any reference in the Agreement to Class A Holders, Class A Interests, Class A Members, Class A Sharing Ratios, Class B Holders, Class B Interests, Class B Members, Class B Sharing Ratios, Managing Holders, Managing Members, Managing Membership Interests, and Managing Sharing Ratios shall be revised as necessary to reflect that there is only one class of Members, and that 100% of the Membership Interests shall, after the Effective Time, be held by the Parent. Any references in the Limited Liability Company Agreement shall be construed consistent with the foregoing;

                           (3) Effective as of the Effective Time, the sole Manager of the Company shall be the Parent and the Parent shall exercise all voting and management rights with respect to the Company, whether as a Member or Manager;

                           (4) Effective as of the Effective Time, the provisions of Section 9.13 of the Limited Liability Company Agreement shall no longer be in force and the Company shall have no obligation to establish an Advisory Board; and

                           (5) Except as set forth above, the Limited Liability Company Agreement shall remain in full force and effect.

                  (b) The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Company until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Limited Liability Company Agreement.


         1.4 CONVERSION OF THE COMPANY'S MEMBERSHIP INTERESTS.

                  (a) At the Effective Time, all of the Membership Interests issued and outstanding immediately prior to the Effective Time, without any action on the part of the holders of the Membership Interests, shall be cancelled and extinguished and converted automatically into the right to receive in the aggregate the number of shares of Parent Common Stock determined in accordance with Section 1.4(b) below (the "Aggregate Merger Consideration"). The Aggregate Merger Consideration shall be allocated among the Members in accordance with the liquidation provisions of the Limited Liability Company Agreement (as in effect immediately prior to the Effective Time) as determined by the Manager, in its sole discretion. On or before the Closing Date, the Manager, on behalf of the Company, shall deliver a schedule to the Parent specifying the number of shares of Parent Common Stock to be issued to the Members in the aggregate (the "Merger Consideration") and breaking down the allocation thereof among the various Members, to be attached hereto at the Closing as Exhibit B.

                  (b) The Aggregate Merger Consideration shall be 8,558,500 Shares of Parent Common Stock. In addition, Parent shall require as a condition to closing, that the Company pay all accrued, unpaid interest with respect to the Bridge Loan immediately prior to the Merger, and simultaneous with the closing of the Merger, it receive: (i) an assignment of the remaining Bridge Loans in consideration for the issuance to each Bridge Lender of Parent Common Stock at $0.9523809 per share (i.e., 577,500 Shares). The "Bridge Loans" as of the date of this Agreement comprise the following loans funded by the following "Bridge Lenders" in the "Original Amount" set forth below, and which have the current outstanding principal amounts set forth in "Current Amount" set forth below, which will result in issuance of the number of Parent Common Stock shares in the column "Bridge Shares."

Bridge Lender                                                        Original             Current            Bridge
-------------                                                         Amount              Amount             Shares
                                                                      ------              ------             ------
Robert T. Geras.............................................      $    300,000          $  111,864         117,457
Balkin Family Limited Partnership...........................           250,000              93,220          97,881
Carl C. Greer Trust.........................................           750,000             186,441         195,763
Karen Jaimovich.............................................           100,000              37,289          39,153
David Lies..................................................           300,000             111,864         117,457
Linda Lies..................................................            25,000               9,322           9,789
                                                                  ------------          ----------       ---------
                                                        TOTAL:    $  1,725,000          $  550,000         577,500
                                                                  ============          ==========       =========

                  The parties further agree that at the Closing and for a period of thirty (30) days following the Closing the Parent shall issue to each person who previously tendered an Oversubscription and who is an accredited investor and who tenders to the Company a subscription agreement for its common stock at $0.9523809 per share. For those persons who tendered Oversubscriptions who are not accredited investors, the Company shall refund their Oversubscription amounts plus interest at eight percent (8%) per annum from date of encashment by the Company, and shall further grant to them the option ("Oversubscription Warrant") exercisable 270 through 365 days following the Closing, to purchase at $0.9523809 per Share that number of shares of Common Stock that could be purchased with their Oversubscription (exclusive of interest), had they been accredited investors.


         1.5 NO FURTHER RIGHTS UNDER LIMITED LIABILITY COMPANY AGREEMENT. EXCEPT FOR THE RIGHTS OF THE MEMBERS TO RECEIVE THE DISTRIBUTION OF THEIR PORTION OF THE AGGREGATE MERGER CONSIDERATION IN ACCORDANCE WITH THE LIQUIDATION PROVISIONS OF THE LIMITED LIABILITY COMPANY AGREEMENT (AS IN EFFECT PRIOR TO THE EFFECTIVE
TIME), AS DETERMINED BY THE MANAGER ON THE CLOSING DATE PURSUANT TO A CERTIFICATION IT SHALL PROVIDE TO THE PARTIES ON THE CLOSING DATE (THE "CERTIFICATION"), OR OTHERWISE EXPRESSLY PROVIDED HEREIN, ALL ECONOMIC INTERESTS OF THE MEMBERS PRIOR TO THE EFFECTIVE TIME WITH RESPECT TO THEIR MEMBERSHIP INTERESTS SHALL CEASE, AND THE PARENT AS SOLE SUCCESSOR MEMBER OF THE COMPANY SHALL THEREAFTER ENJOY ALL ECONOMIC BENEFITS FROM THE COMPANY'S MEMBERSHIP INTERESTS. ALL SHARES OF PARENT COMMON STOCK ISSUED TO THE MEMBER IN ACCORDANCE WITH THE CERTIFICATION SHALL BE DEEMED TO HAVE BEEN ISSUED IF FULL SATISFACTION OF ALL RIGHTS PERTAINING TO SUCH MEMBERSHIP INTERESTS UNDER THE LIMITED LIABILITY COMPANY AGREEMENT. THE OTHER OBLIGATIONS OF THE COMPANY INDEPENDENT OF MEMBERSHIP INTEREST RIGHTS AND OBLIGATIONS (INCLUDING BUT NOT LIMITED TO OBLIGATIONS TO PAY INTEREST AND PRINCIPAL ON BORROWED MONIES,

INDEMNIFICATION OF THE MANAGERS AND MEMBERS AND CONTRACTUAL OBLIGATIONS TO THIRD PARTIES) SHALL SURVIVE THE CLOSING. PARENT SHALL TAKE ALL STEPS NECESSARY TO CAUSE THE SURVIVING COMPANY TO FILE APPROPRIATE TAX RETURNS ON A TIMELY BASIS.

         1.6 TRANSFERS OF MEMBERSHIP INTERESTS. PRIOR TO THE EFFECTIVE TIME, TRANSFERS OF THE MEMBERSHIP INTERESTS SHALL BE EFFECTED IN ACCORDANCE WITH THE LIMITED LIABILITY COMPANY AGREEMENT. AFTER THE EFFECTIVE TIME, THERE SHALL BE NO FURTHER TRANSFERS ON THE TRANSFER BOOKS OF THE COMPANY OF THE MEMBERSHIP INTERESTS THAT WERE OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE TIME.

         1.7 EXCHANGE PROCEDURES. THE EXCHANGE OF PARENT COMMON STOCK FOR THE OUTSTANDING MEMBERSHIP INTERESTS SHALL TAKE PLACE BY DELIVERY BY THE MANAGER TO PARENT OF THE CERTIFICATION; PARENT SHALL THEN DELIVER THE PARENT COMMON STOCK CERTIFICATES TO THE MANAGER FOR DISTRIBUTION TO THE MEMBERS IN ACCORDANCE WITH THE CERTIFICATION, SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT. THE ISSUANCE OF PARENT COMMON STOCK TO THE BRIDGE LENDERS AND OVERSUBSCRIBERS SHALL BE MADE UPON TENDER TO THE PARENT OF SUCH FORM OF DOCUMENTATION ACCEPTABLE TO THE PARENT WITH RESPECT TO THE SUBSCRIPTION IN QUESTION.

         1.8 EFFECT ON MERGERSUB. AT AND AS OF THE EFFECTIVE TIME, BY VIRTUE OF THE MERGER AND WITHOUT ANY FURTHER ACTION ON THE PART OF THE PARENT, EACH MEMBERSHIP INTEREST ISSUED AND OUTSTANDING OF COMPANY IMMEDIATELY PRIOR TO THE EFFECTIVE TIME SHALL BE CONVERTED INTO ONE MEMBERSHIP INTEREST OF THE SURVIVING COMPANY, AND ALL OF THE SAME SHALL BE HELD BY THE PARENT.

         1.9 STREET ADDRESS OF PRINCIPAL OFFICE. THE SURVIVING COMPANY'S PRINCIPAL OFFICE WILL BE 1100 EAST WOODFIELD ROAD, SUITE 100, SCHAUMBURG, ILLINOIS 60173. ITS NAME SHALL BE NEXVU TECHNOLOGIES, LLC.

         1.10 LOAN TRANSACTION. DEBORAH HITON, A FORMER EMPLOYEE OF THE COMPANY, HAS LOANED $75,000 TO THE COMPANY, FOR WHICH NO PROMISSORY NOTE WAS ISSUED, AND SHE HAS PRESENTED A SECURITY AGREEMENT PURPORTEDLY SIGNED BY THE THEN-MANAGER OF THE COMPANY SECURING THE LOAN WITH THE ASSETS OF THE COMPANY. THE COMPANY HAS ALLOCATED 37,500 MANAGING MEMBERSHIP INTERESTS TO HER IN CONSIDERATION FOR THE FUNDING OF THE LOAN, HAS OFFERED TO REPAY SUCH LOAN AND DENIES THAT IT HAS ANY OTHER OBLIGATIONS TO MS. HITON. MS. HITON'S COUNSEL HAS ADVISED THAT IT IS HER POSITION THAT SHE IS ENTITLED TO HAVE SUCH LOAN TREATED ON THE SAME TERMS AND CONDITIONS AS THE ORIGINAL $250,000 LOAN FROM ROBERT T. GERAS TO THE COMPANY, WHICH LOAN WAS AMONG OTHER THINGS, CONVERTIBLE INTO MEMBERSHIP INTERESTS OF THE COMPANY AT $0.6493506 PER INTEREST (WITH WEIGHTED AVERAGE ANTIDILUTION RIGHTS) PLUS SUBJECT TO A WARRANT FOR AN ADDITIONAL ONE HUNDRED FIFTY PERCENT (150%) OF SUCH LOAN AMOUNT (I.E., WARRANT TO PURCHASE $362,500 OF MEMBERSHIP INTERESTS), ALL IN ACCORDANCE WITH THE LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY EXISTING AT THE TIME. IN ADDITION, SHE HAS CLAIMED SHE IS ENTITLED TO SIX (6) MONTHS OF SEVERANCE COMPENSATION BASED UPON FULL TIME SALARY FOLLOWING THE TERMINATION OF HER EMPLOYMENT BY THE COMPANY. THE COMPANY HAS DENIED THESE CLAIMS ARE VALID BUT CANNOT WARRANT AS TO THEIR OUTCOME. PURSUANT TO THIS AGREEMENT, THE SURVIVING COMPANY EXPRESSLY ASSUMES ITS OBLIGATIONS TO MS. HITON AND PARENT FURTHER AGREES THAT SHOULD IT BE SUBSEQUENTLY DETERMINED (WHETHER BY ADJUDICATION OR AGREEMENT AMONG THE PARTIES TO THE DISPUTE) THAT MS. HITON IS ENTITLED TO PARTICIPATE AS A MEMBER AND/OR OPTION HOLDER WITH RESPECT TO HER LOAN, THEN THE PARENT SHALL ISSUE TO MS. HITON ON CONVERSION OF PRINCIPAL THEREOF AND/OR EXERCISE OF WARRANTS WITH RESPECT THERETO, SUCH NUMBER OF SHARES OF PARENT COMMON STOCK AS SHE WOULD HAVE BEEN ENTITLED TO HAD SUCH CONVERSION AND/OR EXERCISE HAVE OCCURRED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME (WITH A CORRESPONDING INCREASE IN THE NUMBER OF SHARES ALLOCABLE TO THE COMPANY AS A RESULT OF SUCH CONVERSION). THE PARTIES HERETO AUTHORIZE THE MANAGER TO TAKE SUCH ACTIONS AS ARE NECESSARY TO RESOLVE THIS DISPUTE AND PARENT AND THE SURVIVING COMPANY AGREE TO INDEMNIFY AND HOLD HARMLESS MANAGER, THE COMPANY AND ALL MEMBERS OF THE COMPANY FROM AND AGAINST NAY LOSS AND LIABILITY IN CONNECTION WITH THE FOREGOING. THE PARTIES FURTHER AGREE THAT THE CERTIFICATE OF PARENT COMMON STOCK FOR THE MERGER CONSIDERATION ALLOCATED TO DEBORAH HITON WITH RESPECT TO THE 37,500 MANAGING MEMBERSHIP INTERESTS SHALL BE ISSUED TO THE MANAGER AS NOMINEE FOR THE INTERESTS OF DEBORAH HITON, AND SHALL BE ENDORSED OVER TO HER IN THE MANAGER'S DISCRETION IF RESOLUTION CALLS FOR SUCH ENDORSEMENT, OTHERWISE ENDORSED OVER TO THE PARENT IF RESOLUTION CALLS FOR HER FORFEITURE OF SAID SHARES.

         1.11 CARRYOVER. EACH OF THE BRIDGE LENDERS HAS BEEN ISSUED WARRANTS ("BRIDGE WARRANTS") TO PURCHASE CLASS B INTERESTS AT THEIR ORIGINAL PURCHASE PRICE, EQUAL TO FIFTY PERCENT (50%) OF THE BRIDGE LOAN PRINCIPAL AMOUNT (I.E., $862,500), CONVERTIBLE, IN THE EVENT OF THE MERGER INTO COMMON STOCK AT $1.35 PER SHARE (I.E., 638,889 SHARES IN THE AGGREGATE), ALLOCATED AS FOLLOWS:

Bridge Lender                                                                                 Number of Warrants
-------------                                                                                 ------------------
Robert T. Geras.........................................................................              111,111
Balkin Family Limited Partnership.......................................................               92,593
Carl C. Greer Trust.....................................................................              277,778
Karen Jaimovich.........................................................................               37,037
David Lies..............................................................................              111,111
Linda Lies..............................................................................                9,259
                                                                                                      -------
                                                                                    TOTAL:            638,889
                                                                                                      =======

                  On or shortly following Closing, the existing Bridge Warrants will be substituted with Company Warrants as set forth in Section 5.1(e) below.

                  Outstanding and unexercised Bridge Warrants to purchase Membership Interests of the Company shall survive and comprise a right to purchase the number of shares of Parent Common Stock set forth herein, and shall be allocated among the Bridge Lenders as set forth in the Certification. As a condition precedent to the consummation of the transactions herein, no Bridge Warrant shall be exercisable prior to the Merger. Upon tender by any holder of a Bridge Warrant to the Parent of the Bridge Warrant or a lost Bridge Warrant affidavit together with an indemnification satisfactory to the Company, the Company shall issue to such Bridge Warrant holder a replacement warrant issued directly by Parent for the applicable member of shares of Parent Common Stock corresponding to the Bridge Warrant exercisable through the remaining term thereof. All other outstanding options or warrants to purchase interests in the Company shall be terminated.

                  In addition, the Parent, effective on the Closing, shall issue to Craig Siegler a warrant to purchase 162,500 shares of its Common Stock at $1.35 per share (the "Siegler Warrant") pursuant to the terms of the Company's agreement with Craig Siegler, a copy of which has been delivered to Parent. The Siegler Warrant shall have terms and conditions substantially identical to the Bridge Warrants, but shall not provide for any right to acquire Class B Interests of the Company; it shall be fully-vested, contain a right for cashless exercise and be subject to comparable registration rights to the Bridge Warrants.


                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY


         As an inducement to Parent and MergerSub to enter into this Agreement and to consummate the transactions contemplated hereby, the Company hereby represents and warrants to Parent and MergerSub as follows:


         2.1 CORPORATE EXISTENCE. THE COMPANY IS A LIMITED LIABILITY COMPANY DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF DELAWARE, HAS FULL POWER AND AUTHORITY TO OWN ITS PROPERTIES AND TO CARRY ON ITS BUSINESS AS NOW BEING CONDUCTED, AND IS QUALIFIED AND IN GOOD STANDING AS A FOREIGN CORPORATION IN EACH JURISDICTION IN WHICH IT IS REQUIRED TO BE SO QUALIFIED, EXCEPT FOR SUCH JURISDICTIONS WHERE THE FAILURE TO SO QUALIFY WOULD NOT HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION OR RESULTS OF OPERATION OF THE COMPANY.

         2.2 POWER AND AUTHORITY. THE COMPANY HAS FULL POWER AND AUTHORITY TO EXECUTE AND DELIVER THIS AGREEMENT AND TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY. THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE PERFORMANCE OF THE TRANSACTIONS CONTEMPLATED HEREBY BY THE COMPANY HAVE BEEN DULY AUTHORIZED BY THE MANAGER OF THE COMPANY AND APPROVED BY THE HOLDERS OF A MAJORITY OF THE INTERESTS OUTSTANDING. THIS AGREEMENT HAS BEEN DULY EXECUTED AND DELIVERED BY THE COMPANY AND THIS AGREEMENT IS A LEGAL, VALID AND BINDING OBLIGATION OF THE COMPANY, ENFORCEABLE AGAINST THE COMPANY IN ACCORDANCE WITH ITS TERMS.

         2.3 NON-CONTRAVENTION. EXCEPT AS SET FORTH ON SCHEDULE 2.3, NEITHER THE EXECUTION AND THE DELIVERY OF THIS AGREEMENT, NOR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, WILL: (I) CONFLICT WITH ANY PROVISION OF THE CERTIFICATE OF FORMATION OR LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY;
(II) CONFLICT WITH, RESULT IN A BREACH OF, CONSTITUTE A DEFAULT UNDER, RESULT IN THE ACCELERATION OF, CREATE IN ANY PARTY THE RIGHT TO ACCELERATE, TERMINATE, MODIFY OR CANCEL OR REQUIRE ANY NOTICE UNDER ANY CONTRACT, LEASE, SUBLEASE, LICENSE, FRANCHISE, PERMIT, INDENTURE, AGREEMENT OR MORTGAGE FOR BORROWED MONEY, INSTRUMENT OF INDEBTEDNESS, SECURITY INTEREST OR OTHER

OBLIGATION TO WHICH THE COMPANY IS A PARTY OR BY WHICH IT IS BOUND OR TO WHICH THE COMPANY'S ASSETS IS SUBJECT; OR (III) VIOLATE ANY PROVISION OF ANY STATUTE, REGULATION, RULE, JUDGMENT, ORDER, DECREE, STIPULATION, INJUNCTION, CHARGE OR OTHER RESTRICTION OF ANY GOVERNMENTAL OR OTHER REGULATORY AUTHORITY OR COURT TO WHICH THE COMPANY IS SUBJECT.

         2.4 CAPITALIZATION. THE LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY PROVIDES FOR THREE (3) CLASSES OF MEMBERSHIP INTERESTS, AS FOLLOWS, WITH THE FOLLOWING NUMBER OF MEMBERSHIP INTERESTS HAVING BEEN ISSUED WITH RESPECT TO EACH CLASS AS OF DECEMBER 31, 2003 AS SET FORTH BELOW:

                                                                                     Number           Capital
Class                                                                             of Interests      Contributions
-----                                                                             ------------      -------------
Managing Member Interests...................................................          3,320,268    $       Nil
Class A Interests...........................................................          2,837,950    $ 1,028,401(1)
Class B Interests...........................................................          9,237,329    $ 3,000,000

------------------
(1) Subject to possible adjustment to extent cash outflows are determined to be greater than estimated.

         The parties acknowledge and agree that certain of the Managing Members' Interests are subject to risk of forfeiture. On the Closing Date, the Parent shall break-up the share certificates to the Managing Members as designated by the Manager so that the Manager shall hold those share certificates subject to the risk of forfeiture until such risk of forfeiture lapses (in which event the subject share certificate shall be delivered to the Managing Member in question), or is triggered (in which event the Manager is directed to return the forfeited share certificate to the Parent, whereupon it shall be cancelled).

         All of the issued and outstanding Membership Interests have been duly authorized and validly issued and are fully paid and non-assessable. Except as referenced in Article I or II hereof, there are no outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements or commitments granted by or enforceable against the Company to issue or sell any shares of its Membership Interests, other securities of the Company or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any Membership Interests. The Company has no outstanding bonds, debentures, notes or other debt obligations except as expressly noted in this Agreement.


         2.5 OWNERSHIP OF MEMBERSHIP INTERESTS. ON OR BEFORE THE CLOSING DATE, THE COMPANY SHALL APPEND TO THE CERTIFICATION HERETO AS PART OF SCHEDULE 2.5 TO SET FORTH THE MERGER CONSIDERATION TO BE RECEIVED BY EACH MEMBER, AND TO UPDATE THE INFORMATION THEREON FOR ANY ISSUANCES OF CLASS B INTERESTS AS CONTEMPLATED BY SECTION 1.4. EACH SUCH HOLDER AS OF THE CLOSING DATE SHALL BE THE SOLE HOLDER OF RECORD AND, TO THE KNOWLEDGE OF THE COMPANY, BENEFICIAL OWNER OF ALL THE MEMBERSHIP INTERESTS ATTRIBUTED TO SUCH HOLDER ON SCHEDULE 2.5, AND THE COMPANY SHALL HAVE RECEIVED THE CAPITAL CONTRIBUTION SET FORTH ON SCHEDULE 2.5. TO THE KNOWLEDGE OF THE COMPANY, EACH HOLDER OWNS SUCH MEMBERSHIP INTERESTS FREE AND CLEAR OF ANY LIEN, CLAIM, ENCUMBRANCE, SECURITY INTEREST, CHARGE, PLEDGE, OR OTHER RESTRICTION OR ADVERSE CLAIM OF WHATEVER NATURE. EXCEPT FOR THE LIMITED LIABILITY COMPANY AGREEMENT, TO THE KNOWLEDGE OF THE COMPANY, THERE IS NO VOTING AGREEMENT, PROXY OR OTHER SIMILAR ARRANGEMENT WITH RESPECT TO THE MEMBERSHIP INTERESTS.

         2.6 FINANCIAL STATEMENTS. THE COMPANY'S FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2003 ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS, EXCEPT FOR NON-ACCRUAL OF INTEREST ON $300,000 OF BRIDGE LOANS FUNDED, AND SINCE THE DATE THEREOF THROUGH THE DATE OF THIS AGREEMENT THERE HAVE BEEN NO MATERIAL ADVERSE CHANGES TO THE FINANCIAL STATUS OF THE COMPANY OR ITS OPERATIONS.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF PARENT

         As an inducement to the Company to enter into and consummate the transactions contemplated hereby, Parent hereby represents and warrants to the Company as follows:

         3.1 CORPORATE EXISTENCE. PARENT IS A CORPORATION DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF FLORIDA, HAS FULL CORPORATE POWER TO OWN ITS PROPERTIES AND TO CARRY ON ITS BUSINESS AS NOW BEING CONDUCTED.

         3.2 POWER AND AUTHORITY. PARENT HAS FULL CORPORATE POWER AND AUTHORITY TO EXECUTE AND DELIVER THIS AGREEMENT AND TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY. THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE PERFORMANCE OF THE TRANSACTIONS CONTEMPLATED HEREBY BY PARENT HAVE BEEN DULY AUTHORIZED BY ITS BOARD OF DIRECTORS, AND DOES NOT REQUIRE ANY FURTHER AUTHORIZATION ON BEHALF OF PARENT. THIS AGREEMENT HAS BEEN DULY EXECUTED AND DELIVERED BY PARENT, AND THIS AGREEMENT IS A LEGAL, VALID AND BINDING OBLIGATION OF PARENT, ENFORCEABLE AGAINST IT IN ACCORDANCE WITH ITS TERMS.

         3.3 NON-CONTRAVENTION. NEITHER THE EXECUTION AND THE DELIVERY OF THIS AGREEMENT, NOR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, WILL,
(I) CONFLICT WITH ANY PROVISION OF THE CERTIFICATE OF INCORPORATION OR BY-LAWS OF PARENT, (II) CONFLICT WITH, RESULT IN A BREACH OF, CONSTITUTE A DEFAULT UNDER, RESULT IN THE ACCELERATION OF, CREATE IN ANY PARTY THE RIGHT TO ACCELERATE, TERMINATE, MODIFY OR CANCEL OR REQUIRE ANY NOTICE UNDER ANY CONTRACT, LEASE, SUBLEASE, LICENSE, FRANCHISE, PERMIT, INDENTURE, AGREEMENT OR MORTGAGE FOR BORROWED MONEY, INSTRUMENT OF INDEBTEDNESS, SECURITY INTEREST OR OTHER OBLIGATION TO WHICH PARENT IS A PARTY OR BY WHICH IT IS BOUND OR TO WHICH ANY OF ITS ASSETS IS SUBJECT, OR (III) VIOLATE ANY PROVISION OF ANY STATUTE, REGULATION, RULE, JUDGMENT, ORDER, DECREE, STIPULATION, INJUNCTION, CHARGE OR OTHER RESTRICTION OF ANY GOVERNMENTAL OR OTHER REGULATORY AUTHORITY OR COURT TO WHICH IT IS SUBJECT.

         3.4 ISSUANCE OF SHARES OF PARENT COMMON STOCK. THE CERTIFICATES FOR THE SHARES OF PARENT COMMON STOCK TO BE DELIVERED TO THE MEMBERS WILL BE IN PROPER FORM, AND WHEN DELIVERED TO THE MEMBERS, IN EXCHANGE FOR THEIR MEMBERSHIP INTERESTS, THE SHARES OF COMMON STOCK REPRESENTED THEREBY WILL BE DULY AUTHORIZED AND VALIDLY ISSUED, FULLY PAID AND NON-ASSESSABLE, AND FREE AND CLEAR OF ALL ENCUMBRANCES. AS OF THE DATE OF THIS AGREEMENT AND IMMEDIATELY PRIOR TO THE EFFECTIVE TIME PARENT'S ISSUED AND OUTSTANDING CAPITAL SHALL BE LIMITED TO 1,170,000 SHARES OF COMMON STOCK, WITH NO OPTIONS OR RIGHTS TO ACQUIRE CAPITAL STOCK OUTSTANDING EXCEPT FOR: (I) AUTHORIZATION TO ISSUE UP TO 2,285,000 SHARES OF COMMON STOCK PURSUANT TO ITS STOCK OPTION PLAN, OF WHICH NO OPTIONS WILL BE ISSUED PRIOR TO THE EFFECTIVE TIME WITHOUT THE CONSENT OF COMPANY; AND (II) SUBSCRIPTIONS TO PURCHASE PARENT COMMON STOCK AT $1.35 PER SHARE.

         3.5 SEC DOCUMENTS PARENT HAS MADE AVAILABLE (INCLUDING THROUGH THE SEC'S EDGAR DATABASE) TO THE COMPANY AND THE MEMBERS EACH STATEMENT, REPORT, REGISTRATION STATEMENT, DEFINITIVE PROXY STATEMENT, AND OTHER FILINGS (INCLUDING EXHIBITS, SUPPLEMENTS AND SCHEDULES THERETO) FILED WITH THE SEC BY PARENT SINCE JANUARY 1, 2002 (COLLECTIVELY, THE "PARENT SEC DOCUMENTS"). AS OF THEIR RESPECTIVE FILING DATES, THE PARENT SEC DOCUMENTS COMPLIED IN ALL MATERIAL RESPECTS WITH THE REQUIREMENTS OF THE EXCHANGE ACT AND THE SECURITIES ACT, AND NONE OF THE PARENT SEC DOCUMENTS CONTAINED ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMITTED TO STATE A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS MADE THEREIN, IN LIGHT OF THE CIRCUMSTANCES IN WHICH THEY WERE MADE, NOT MISLEADING, EXCEPT TO THE EXTENT CORRECTED BY A SUBSEQUENTLY FILED PARENT SEC DOCUMENT. PARENT HAS NOT YET OBTAINED AUDITED FINANCIAL STATEMENTS FOR ITS FISCAL YEAR ENDED MAY 31, 2003, AND WILL BE REQUIRED TO OBTAIN AND SUBMIT SUCH STATEMENTS TO THE SEC IN ORDER TO COMPLY WITH ITS FILING REQUIREMENTS UNDER THE 1934 ACT. PARENT SHALL SUBMIT TO THE SEC THOSE FILINGS NECESSARY TO BRING IT CURRENT WITH RESPECT TO ALL THE FILING REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, NO LATER THAN ITS SUBMISSION OF ITS INITIAL DRAFT OF THE REGISTRATION STATEMENT FOR THE NEW INVESTOR SHARES, AND FURTHER AGREES TO RESPOND DILIGENTLY TO ALL COMMENTS TO SUCH SUBMISSION, IN ORDER TO COMPLY WITH SUCH FILING REQUIREMENT.

         3.6 BUSINESS ACTIVITY. PARENT HAS NOT ENGAGED IN ANY BUSINESS ACTIVITY SINCE FORMATION EXCEPT FOR: (I) ACTIONS TAKEN IN CONNECTION WITH THE ISSUANCE OF ITS OUTSTANDING CAPITAL STOCK; (II) ITS EFFORTS TO LOCATE AND CLOSE UPON THE ACQUISITION OF A TARGET COMPANY; AND (III) ITS EFFORTS WITH RESPECT TO ITS CAPITAL RAISE REFERENCED IN ARTICLE V HEREOF.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF MERGERSUB


         As a material inducement to the Company to enter into this Agreement and to consummate the transactions contemplated hereby, Parent and MergerSub jointly and severally make the following representations and warranties to the
Company:

         4.1 CORPORATE STATUS. MERGERSUB IS A LIMITED LIABILITY COMPANY DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF DELAWARE AND HAS FULL POWER AND AUTHORITY TO OWN OR LEASE AND TO OPERATE AND USE ITS PROPERTIES AND ASSETS AND TO CARRY ON ITS BUSINESS AS NOW CONDUCTED.

         4.2 POWER AND AUTHORITY. MERGERSUB HAS FULL POWER AND AUTHORITY TO EXECUTE AND DELIVER THIS AGREEMENT AND TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY. THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE PERFORMANCE OF THE TRANSACTIONS CONTEMPLATED HEREBY BY MERGERSUB HAVE BEEN DULY AUTHORIZED BY THE MANAGER OF MERGERSUB AND DOES NOT REQUIRE ANY FURTHER AUTHORIZATION ON BEHALF OF THE COMPANY. THIS AGREEMENT HAS BEEN DULY EXECUTED AND DELIVERED BY MERGERSUB AND THIS AGREEMENT IS A LEGAL, VALID AND BINDING OBLIGATION OF MERGERSUB, ENFORCEABLE AGAINST MERGERSUB IN ACCORDANCE WITH ITS TERMS.

         4.3 NON-CONTRAVENTION. NEITHER THE EXECUTION AND THE DELIVERY OF THIS AGREEMENT, NOR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, WILL,
(I) CONFLICT WITH ANY PROVISION OF THE CERTIFICATE OF FORMATION OR THE LIMITED LIABILITY COMPANY AGREEMENT OF MERGERSUB, (II) CONFLICT WITH, RESULT IN A BREACH OF, CONSTITUTE A DEFAULT UNDER, RESULT IN THE ACCELERATION OF, CREATE IN ANY PARTY THE RIGHT TO ACCELERATE, TERMINATE, MODIFY OR CANCEL OR REQUIRE ANY NOTICE UNDER ANY CONTRACT, LEASE, SUBLEASE, LICENSE, FRANCHISE, PERMIT, INDENTURE, AGREEMENT OR MORTGAGE FOR BORROWED MONEY, INSTRUMENT OF INDEBTEDNESS, SECURITY INTEREST OR OTHER OBLIGATION TO WHICH MERGERSUB IS A PARTY OR BY WHICH IT IS BOUND OR TO WHICH MERGERSUB'S ASSETS IS SUBJECT, OR (III) VIOLATE ANY PROVISION OF ANY STATUTE, REGULATION, RULE, JUDGMENT, ORDER, DECREE, STIPULATION, INJUNCTION, CHARGE OR OTHER RESTRICTION OF ANY GOVERNMENTAL OR OTHER REGULATORY AUTHORITY OR COURT TO WHICH MERGERSUB IS SUBJECT.

         4.4 MERGERSUB'S CAPITALIZATION. THE LIMITED LIABILITY COMPANY AGREEMENT OF MERGERSUB PROVIDES FOR ONE CLASS OF MEMBERSHIP INTERESTS IN MERGERSUB OF WHICH 100 MEMBERSHIP INTERESTS ARE ISSUED AND OUTSTANDING. ALL OF THE ISSUED AND OUTSTANDING MEMBERSHIP INTERESTS HAVE BEEN DULY AUTHORIZED AND VALIDLY ISSUED AND ARE FULLY PAID, NON-ASSESSABLE AND FREE OF PREEMPTIVE RIGHTS. THERE ARE NO OUTSTANDING RIGHTS, OPTIONS, WARRANTS, CONVERSION RIGHTS, STOCK APPRECIATION RIGHTS, REDEMPTION RIGHTS, REPURCHASE RIGHTS, AGREEMENTS, ARRANGEMENTS OR COMMITMENTS GRANTED BY OR ENFORCEABLE AGAINST MERGERSUB TO ISSUE OR SELL ANY SHARES OF ITS MEMBERSHIP INTERESTS, OTHER SECURITIES OF MERGERSUB OR ANY SECURITIES OR OBLIGATIONS CONVERTIBLE OR EXCHANGEABLE INTO OR EXERCISABLE FOR, OR GIVING ANY PERSON A RIGHT TO SUBSCRIBE FOR OR ACQUIRE, ANY MEMBERSHIP INTERESTS. PARENT IS THE BENEFICIAL AND RECORD OWNER OF ALL OF THE OUTSTANDING MEMBERSHIP INTERESTS OF MERGERSUB, FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES.

         4.5 BUSINESS ACTIVITY. MERGERSUB HAS NOT ENGAGED IN ANY BUSINESS ACTIVITY OF ANY NATURE PRIOR TO THE DATE OF THIS AGREEMENT.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

         5.1 PRIVATE OFFERING BY PARENT. PARENT HAS COMMENCED A PRIVATE OFFERING FOR THE SALE OF UP TO $5,000,000 OF ITS PARENT COMMON STOCK AT $1.35 PER SHARE IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF ITS PRIVATE OFFERING OF PARENT COMMON STOCK (THE "PRIVATE OFFERING") WHICH COMMENCED DECEMBER 16, 2003, AND WHICH THE PARENT HAS SUPPLEMENTED, TO INCREASE BY UP TO AN ADDITIONAL $2,000,000. BY EXECUTION OF THIS AGREEMENT, THE PARTIES HAVE AGREED TO PERMIT THE PRIVATE OFFERING TO CONTINUE FOLLOWING THE EFFECTIVE TIME, AND TO PERMIT THE PARENT TO INCREASE THE AMOUNT OF THE PRIVATE OFFERING BEYOND THE CURRENT OFFERING AMOUNT IN ITS SOLE DISCRETION. EFFECTIVE ON THE CLOSING DATE, THE PARENT SHALL:

                  (a) Accept subscriptions for not less than $2,000,000 of New Investor Shares, to be issued at $1.35 per share and execute the Registration Rights Agreement in the form attached hereto as Exhibit C with respect to the New Investor Shares, and to provide comparable registration rights with respect to the shares issuable at closing by the Company to Oversubscriptions (accepted per Article I above) and the shares underlying the Siegler Warrant and the Bridge Warrants. The Parent further agrees to accept additional subscriptions for the Private Offering Stock until termination of the Private Offering;

                  (b) Make payment to Grander, LLC of the Parent's obligations accrued to date with respect to its investment banking agreement with Grander, LLC;

                  (c) Cause the disbursement of the New Investor Shares proceeds from the subscription escrow account simultaneous with the issuance of the share certificates for Parent Common Stock to the Members and to the New Investors (the parties agree that to the extent some of the subscription proceeds deposited do not yet constitute good funds, the Parent shall continue to withdraw such proceeds from time to time as such proceeds do become good funds);

                  (d) Cause its board of directors to be reconstituted so that promptly following Closing, Parent's board of directors shall be comprised of the following five (5) individuals (except to the extent such individuals refuse to serve on the board):

                             (i)      Doug Stukel;
                            (ii)      Robert T. Geras;
                           (iii)      Rory Herriman;
                            (iv)      Scott Allen; and
                             (v)      Lee Wiskowski; and

                  (e) Issue the Siegler Warrant and issue warrants directly by the Company to the Bridge Warrant holders (in substitution for their existing Bridge Warrants), all expiring December 31, 2006.


         5.2 MANAGER CONSENT. THE MANAGER SHALL BE REQUIRED TO CONSENT TO THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT AS A CONDITION PRECEDENT TO THE CLOSING OF THE TRANSACTIONS CONTEMPLATED HEREBY.

         5.3 INDEMNIFICATION AGREEMENT. AT CLOSING, THE PARENT AND SURVIVING COMPANY SHALL DELIVER TO THE MANAGER AND DESIGNATED INDIVIDUALS, AS WELL AS TO ITS DIRECTORS DESIGNATED ABOVE THE FORM OF INDEMNIFICATION AGREEMENT ATTACHED AS EXHIBIT D.

         5.4 FURTHER OBLIGATIONS. THE PARENT SHALL FILE A REGISTRATION STATEMENT FOR THE RESALE OF THE NEW INVESTOR SHARES AND THE SHARES OF PARENT COMMON STOCK UNDERLYING THE BRIDGE WARRANTS AND SIEGLER WARRANT PURSUANT TO FORM SB-2 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED NO LATER THAN THIRTY
(30) DAYS FOLLOWING RECEIPT OF THE AUDITED FINANCIAL STATEMENTS OF THE PARENT AND THE COMPANY FOR THE FISCAL YEARS REQUIRED BY SAID FORM. THE PARENT SHALL USE ITS BEST EFFORTS TO CAUSE SUCH AUDITED FINANCIAL STATEMENTS TO BE ISSUED PROMPTLY.

                                   ARTICLE VI

                    CONDITIONS TO THE OBLIGATIONS OF PARENT


         The obligations of Parent and MergerSub under this Agreement will be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived by Parent:

         6.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE. ALL REPRESENTATIONS AND WARRANTIES MADE BY THE COMPANY IN THIS AGREEMENT WILL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON THE DATE OF THIS AGREEMENT AND AS OF THE CLOSING DATE AS THOUGH MADE ON THE CLOSING DATE. THE COMPANY SHALL HAVE PERFORMED OR COMPLIED WITH ALL OF ITS OBLIGATIONS AND COVENANTS REQUIRED TO BE PERFORMED BY THE COMPANY UNDER THIS AGREEMENT AT OR PRIOR TO THE CLOSING DATE.

         6.2 NO PROCEEDING OR LITIGATION. NO ACTION, SUIT, INVESTIGATION OR PROCEEDING SHALL HAVE BEEN INSTITUTED OR THREATENED AGAINST ANY OF THE PARTIES TO THIS AGREEMENT, OR ANY OF THE PRINCIPALS, OFFICERS OR DIRECTORS OF ANY OF THEM, SEEKING TO RESTRAIN, PREVENT OR CHANGE THE TRANSACTIONS CONTEMPLATED HEREBY OR QUESTIONING THE VALIDITY OR LEGALITY OF ANY OF SUCH TRANSACTIONS OR SEEKING DAMAGES IN CONNECTION WITH ANY OF SUCH TRANSACTIONS.

         6.3 MANAGER CONSENT. THE COMPANY SHALL HAVE OBTAINED THE MANAGER CONSENT AS CONTEMPLATED BY SECTION 5.2 OF THIS AGREEMENT.

                                  ARTICLE VII

                  CONDITIONS TO THE OBLIGATIONS OF THE COMPANY

         The obligation of the Company under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived by the Company:


         7.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE. ALL REPRESENTATIONS AND WARRANTIES MADE BY PARENT HEREIN SHALL BE IN ALL MATERIAL RESPECTS TRUE AND CORRECT ON THE DATE OF THIS AGREEMENT AND AS OF THE CLOSING DATE AS THOUGH MADE ON THE CLOSING DATE. PARENT SHALL HAVE PERFORMED OR COMPLIED WITH ALL OF ITS OBLIGATIONS AND COVENANTS REQUIRED TO BE PERFORMED BY PARENT UNDER THIS AGREEMENT AT OR PRIOR TO THE CLOSING DATE.

         7.2 NO PROCEEDING OR LITIGATION. NO ACTION, SUIT OR PROCEEDING SHALL HAVE BEEN INSTITUTED OR THREATENED, AGAINST ANY OF THE PARTIES TO THIS AGREEMENT OR ANY OF THE PRINCIPALS, OFFICERS OR DIRECTORS OF ANY OF THEM, SEEKING TO RESTRAIN, PREVENT OR CHANGE THE TRANSACTIONS CONTEMPLATED HEREBY OR QUESTIONING THE VALIDITY OR LEGALITY OF ANY OF SUCH TRANSACTIONS OR SEEKING DAMAGES IN CONNECTION WITH ANY OF SUCH TRANSACTIONS.

         7.3 MANAGER CONSENT. THE COMPANY SHALL HAVE OBTAINED THE MANAGER CONSENT AS CONTEMPLATED BY SECTION 5.2 OF THIS AGREEMENT.

         7.4 FUNDING. PARENT SHALL HAVE RAISED AT LEAST $2,000,000 AND ALL OF THE OTHER TERMS AND CONDITIONS OF THAT THE PRIVATE OFFERING SHALL HAVE BEEN SATISFIED OR WAIVED BY THE APPROPRIATE PARTIES HERETO.

                                  ARTICLE VIII

                                    CLOSING

         8.1 CLOSING. THE CLOSING SHALL BE HELD NO LATER THAN FIVE (5) BUSINESS DAYS FOLLOWING THE DATE THAT ALL THE CONDITIONS SET FORTH IN ARTICLES V AND VI HEREOF HAVE BEEN SATISFIED (OR WAIVED BY THE PARTIES HERETO) AT THE OFFICES OF SHEFSKY & FROELICH LTD. THE DATE OF THE CLOSING IS THE "CLOSING DATE." SHOULD ALL OF THE CONDITIONS TO THE CLOSING NOT HAVE BEEN SATISFIED OR WAIVED PRIOR TO FEBRUARY 28, 2004, THEN THIS AGREEMENT SHALL BE NULL AND VOID AB INITIO, WITH NO LIABILITY OF ANY PARTY HERETO TO ANY OTHER PARTY HERETO FOR FAILURE TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREIN

         8.2 DELIVERY OF DOCUMENTS BY THE COMPANY. AT CLOSING, SUBJECT TO THE CONDITIONS SET FORTH HEREIN, THE COMPANY SHALL DELIVER TO PARENT THE FOLLOWING
DOCUMENTS:

                  (a) the Manager's consent to the transactions contemplated hereby;

                  (b) an update to Exhibit B specifying each Member as of the Closing Date, together with a breakdown of how the Merger Consideration should be allocated among the various Members, together with an address list with respect to the Members;

                  (c) a counterpart copy of the Indemnification Agreement attached as Exhibit D; and

                  (d) a counterpart executed copy of the Contribution Agreement.

         8.3 DELIVERY OF DOCUMENTS BY PARENT. PARENT SHALL EXECUTE AND DELIVER, OR CAUSE TO BE EXECUTED AND DELIVERED AT THE CLOSING CERTIFICATES REPRESENTING THE SHARES OF PARENT COMMON STOCK DELIVERED TO EACH OF THE MEMBERS AND TO EACH OF THE NEW INVESTORS AS CONTEMPLATED HEREIN.

         8.4 FILING OF CERTIFICATE OF MERGER. CONCURRENT WITH THE EXCHANGE OF DOCUMENTS REFERRED TO IN THIS ARTICLE VIII, AND SUBJECT TO THE CONDITIONS SET FORTH HEREIN, THE PARENT, MERGERSUB AND THE COMPANY HEREBY AGREE TO EXECUTE AS NECESSARY AND HEREBY AUTHORIZE THE FILING OF THE CERTIFICATE OF MERGER IN THE OFFICES OF THE SECRETARY OF STATE OF THE STATE OF DELAWARE.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         9.1 TERMINATION. THIS AGREEMENT MAY BE TERMINATED AT ANY TIME PRIOR TO THE EFFECTIVE TIME WITH THE CONSENT OF THE PARTIES HERETO.

         9.2 ENTIRE AGREEMENT. THIS AGREEMENT AND THE DOCUMENTS CONTEMPLATED HEREBY CONSTITUTES THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS OR LETTERS BETWEEN THE PARTIES. THIS AGREEMENT MAY BE AMENDED BY THE PARTIES HERETO AT ANY TIME BEFORE OR AFTER ANY REQUIRED APPROVAL OF THE MATTERS PRESENTED IN CONNECTION WITH THE MERGER. NO AMENDMENT, MODIFICATION OR WAIVER OF ANY PROVISION HEREIN SHALL BE EFFECTIVE UNLESS IN WRITING AND EXECUTED BY THE PARTY CHARGED THEREWITH.

         9.3 GOVERNING LAW. EXCEPT WITH RESPECT TO MATTERS REGARDING THE MERGER SPECIFICALLY IDENTIFIED AS BEING CONTROLLED BY THE ACT, THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS LAWS.

         9.4 ASSIGNMENT; BINDING EFFECT. THIS AGREEMENT SHALL BIND AND INURE TO THE BENEFIT OF THE PARTIES, THEIR SUCCESSORS AND PERMITTED ASSIGNS. NO PARTY MAY ASSIGN ITS RIGHTS OR DELEGATE ITS OBLIGATIONS UNDER THIS AGREEMENT.

         9.5 NOTICES. ANY NOTICE REQUIRED TO BE DELIVERED HEREUNDER SHALL BE VALID IF IN WRITING ADDRESSED TO THE PARTY ENTITLED TO NOTICE, AND OTHER DELIVERED IN PERSON OR BY FEDERAL EXPRESS (EFFECTIVE AS OF THE DATE OF DELIVERY OF THE OFFICE AS DESIGNATED BELOW) AT THE ADDRESS SET FORTH BELOW OR SUCH OTHER ADDRESS AS THE PARTY SHALL DESIGNATE:

IF TO COMPANY OR MANAGER, TO:                          WITH A COPY TO:
LaSalle Nexvu Manager, LLC                             Shefsky & Froelich Ltd.
55 East Erie - Suite 2905                              444 North Michigan Avenue - Suite 2500
Chicago, IL  60611-2703                                Chicago, IL  60611
Attention:        Robert T. Geras                      Attention:        Mitchell D. Goldsmith, Esq.
Facsimile:        312-440-0805                         Facsimile:        312-527-3194
E-Mail:  bob@vcbob.com                                 E-Mail:  mgoldsmith@shefskylaw.com

IF TO PARENT OR MERGERSUB, TO:                         WITH A COPY TO:
Capital Growth Systems, Inc.                           Wolin & Rosen Ltd.
980 North Michigan Avenue - Suite 1120                 216 West Jackson Boulevard - Fourth Floor
Chicago, IL  60611                                     Chicago, IL  60606
Attention:        Lee Wiskowski                        Attention:        Gerald L. Fishman, Esq.
Facsimile:        312-640-2976                         Facsimile:        312-795-7630
E-Mail:  leewisk@hotmail.com                           E-Mail:  gfishman@rcgdirect.com

         9.6 COUNSEL. NO INFERENCE SHALL BE DRAWN IN FAVOR OR AGAINST ANY PARTY BY VIRTUE OF WHO HAS SERVED AS PRINCIPAL DRAFTSMAN OF THIS DOCUMENT. THE PARTIES ACKNOWLEDGE AND AGREE THAT SHEFSKY & FROELICH LTD. ("S&F") HAS SERVED AS COUNSEL FOR PARENT AND MERGERSUB IN CONNECTION WITH MATTERS UNRELATED TO THE DRAFTING OF THIS AGREEMENT, INCLUDING THE FORMATION OF MERGERSUB AND THE ACQUISITION OF A MAJORITY OF THE CAPITAL STOCK OF PARENT BY ITS CURRENT STOCKHOLDERS. S&F HAS ADVISED ALL PARTIES OF THE POTENTIAL CONFLICT OF INTEREST AS A RESULT THEREOF THAT IT DOES NOT REPRESENT PARENT OR MERGERSUB WITH RESPECT TO THIS AGREEMENT AND THAT THEY SHOULD BE REPRESENTED BY INDEPENDENT COUNSEL. ALL PARTIES CONSENT TO S&F'S REPRESENTATION OF COMPANY AND THE MERGER WITH RESPECT TO THIS AGREEMENT AND FURTHER CONSENT TO ITS REPRESENTATION OF PARENT AND COMPANY FOLLOWING THE CLOSING OF THE MERGER.

         9.7 SECTION HEADINGS. THE SECTION HEADINGS HEREIN HAVE BEEN INSERTED FOR CONVENIENCE OF REFERENCE ONLY, AND SHALL IN NO WAY MODIFY OR RESTRICT ANY OF THE TERMS OR PROVISIONS HEREOF.

         9.8 UNENFORCEABILITY; SEVERABILITY. IF ANY PROVISION OF THIS AGREEMENT IS FOUND TO BE VOID OR UNENFORCEABLE BY A COURT OF COMPETENT JURISDICTION, THEN THE REMAINING PROVISIONS OF THIS AGREEMENT SHALL, NEVERTHELESS, BE BINDING UPON THE PARTIES WITH THE SAME FORCE AND EFFECT AS THOUGH THE UNENFORCEABLE PART HAD BEEN SEVERED AND DELETED.

         9.9 EXECUTION OF DOCUMENTS. AT ANY TIME AND FROM TIME TO TIME HEREAFTER, THE PARTIES HERETO WILL EXECUTE AND DELIVER SUCH FURTHER CONVEYANCES, ASSIGNMENTS AND OTHER WRITTEN ASSURANCES AS SHALL REASONABLY BE REQUESTED IN ORDER TO VEST AND CONFIRM TITLE TO THE SECURITIES INTENDED TO BE TRANSFERRED, ASSIGNED AND CONVEYED HEREUNDER.

         9.10 COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS, ALL OF WHICH TOGETHER SHALL BE DEEMED TO BE ONE AND THE SAME AGREEMENT.

         9.11 RECITALS. THE RECITALS SET FORTH ABOVE ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS AGREEMENT BY THIS REFERENCE.

         IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT THE DATE FIRST ABOVE WRITTEN.

NEXVU TECHNOLOGIES, LLC                          CAPITAL GROWTH SYSTEMS, INC., a Florida
                                                 corporation
By:   LASALLE NEXVU MANAGER, LLC,
Manager
                                                 By:
                                                     --------------------------------------------
      By:                                             Lee Wiskowski, President
          --------------------------------------
           Robert T. Geras, its Manager

                                                 NEXVU MERGERSUB, LLC
LASALLE NEXVU MANAGER, LLC
                                                 By:  CAPITAL GROWTH SYSTEMS, INC.,
                                                      Sole Member
By:
    --------------------------------------------
     Robert T. Geras, Manager
                                                       By:
                                                           --------------------------------------
                                                            Lee Wiskowski, President